Exhibit (j)

                    CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated February 3, 1999, which in incorporated by reference, in this Registration Statement (Form N-1A No. 2-68671) of Dreyfus Appreciation Fund, Inc.


                                          [ERNST & YOUNG LLP SIGNATURE LOGO]
                                          ERNST & YOUNG LLP

New York, New York
April 26, 1999